SCHEDULE 14 C

                INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                      [ ] Preliminary information statement
                      [X] Definitive information statement

Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                                   ACOLA CORP.
                          (formerly MegaChain.com, Ltd.)
                   (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

                  Payment of Filing Fee (Check the appropriate box):

                                  [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     Not Applicable.
(2)  Aggregate number of securities to which transaction applies:
     Not Applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    Not Applicable.
(4)  Proposed maximum aggregate value of transaction:   Not Applicable.
(5)  Total fee paid:   Not Applicable.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: Not Applicable.
(2)  Form, Schedule or Registration Statement No.  : Not Applicable.
(3)  Filing Party: Not Applicable.
(4)  Date Filed: Not Applicable.




                                   Acola Corp.
                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074



                                November 5, 2001



DEAR SHAREHOLDER:

         Enclosed are materials relating to the adoption of the restated bylaws and Restated Certificate of Incorporation of the Company (collectively, the "Restated Certificate") to be adopted November 26, 2001 or as soon thereafter as possible (the "Effective Date"). The Restated Certificate will result in a change of the Certificate of Incorporation of the Company to (i) increase the par value of shares of common stock the Company from $.0001 to $.001, (ii) increase the number of shares of common stock the Company is authorized to issue from 30,000,000 to 100,000,000, (iii) increase the par value of shares of preferred stock the Company is authorized to issue from $.0001 to $.001 and (iv) authorize the issuance of 5,000,000 shares of Class B common stock, par value $.001 per share.

         The Board of Directors of the Company and shareholders owning approximately 99% of the outstanding voting stock of the company as of October 22, 2001 carefully considered the Restated Certificate and concluded it to be in the best interests of the Company and its shareholders.

         The Certificate of Incorporation is proposed to the stockholders for amendment to increase the number of shares of common stock that the Company is authorized to issue and authorize the issuance of Series B Common Stock. If the Certificate of Incorporation is so amended, all outstanding shares of the MegaChain preferred stock issued in the reorganization will be automatically converted into MegaChain common stock by their terms.

         The Company urges you to follow the instructions set forth in the enclosed Information Statement under the section entitled "How to Exchange Company Stock for Alcoa Stock" if you elect to surrender the MegaChain Certificate(s) representing your shares for certificates representing shares of stock of Acola.

         This Information Statement is being provided to you for information purposes only. Your vote is not required to approve the above actions. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.


                           Sincerely,


                           /s/Robert B. Dillon
                           -------------------------------
                           Robert B. Dillon, President





                                   Acola Corp.
                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074


                                November 5, 2001

                              INFORMATION STATEMENT

         This Information Statement is being furnished to holders of the common stock, par value $.0001 per share (the "Company Common Stock"), of Acola Corp., (formerly MegaChain.com, Ltd.) a Delaware corporation (the "Company"), to inform the holders that the board of directors of the Company (the "Board of Directors") and the holders of shares representing a majority of the Company Common Stock, Series A Preferred Stock and Series B Preferred Stock (the "Majority Holders") have authorized, by written consent dated October 22, 2001, the adoption of restated bylaws and the Restated Certificate of Incorporation of the Company (the "Restated Certificate") to be adopted November 26, 2001 or as soon thereafter as possible (the "Effective Date"). The Company Common Stock, Company Class B Common Stock, Company Series A Preferred Stock and Company Series B Preferred Stock are hereinafter collectively referred to as "Company Stock." The close of business on October 22, 2001 has been fixed by the Board of Directors as the record date for determining the stockholders of the Company entitled to notice of the Restated Certificate


-------------------------------------------------------------------------------
               MANAGEMENT IS NOT ASKING FOR YOUR PROXY AND YOU ARE
-------------------------------------------------------------------------------

                       REQUESTED NOT TO SEND US YOUR PROXY


         The Company Series A Convertible Preferred Stock and Company Series B Convertible Preferred Stock are collectively referred to as the "Company Preferred Stock," and the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of Acola are collectively referred to as "Acola Preferred Stock."

         If the Certificate of Incorporation is amended to increase the number of shares of common stock that the Company is authorized to issue and authorize the issuance of Class B Common Stock, all outstanding shares of the MegaChain preferred stock issued in the reorganization will be automatically converted into MegaChain common stock by their terms.

         Attached as Exhibit C is a form letter of transmittal with instructions for effecting the surrender of the certificate or certificates which immediately prior to the Effective Date represented issued and outstanding shares of Company Common Stock, Company Series A Convertible Preferred Stock or Company Series B Convertible Preferred Stock ("Company Certificates"), in exchange for certificates representing Acola Common Stock ("Acola Certificates"). Upon surrender of a Company Certificate for cancellation to Acola together with a duly executed letter of transmittal, the holder of such Company Certificate will be entitled to receive, as soon as practicable after the Effective Date, in exchange therefor an Acola Certificate representing that number of shares of Acola Common Stock into which the shares of Company Common Stock, Company Series A Preferred Stock or Series B Preferred Stock theretofore represented by the Company Certificate so surrendered will have been converted pursuant to the provisions of the Restated Certificate and the Preferred Stock, and the Company Certificate so surrendered will forthwith be canceled.

         The purpose of this Information Statement is to inform holders of Company Stock who have not given the Company their written Consent to the foregoing corporate actions of such actions and their effects.

         As of October 26, 2001, 19,805,050 shares of Company Common Stock, 100 shares of Company Series A Preferred Stock and 150,000 shares of Company Series B Preferred Stock were issued and outstanding.

         Attached as Exhibit B is a copy of the Company's Current Report on Form 8-K dated October 26, 2001.


                               THE REORGANIZATION

         On October 15, 2001, MegaChain and Acola consummated the transactions contemplated by an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated September 18, 2001 pursuant to which MegaChain acquired 100% of the outstanding equity interests of Acola followed by a change of name of MegaChain to Acola Corp.

         The reorganization was completed by the issuance of 15,000,000 (in excess of a majority) of the MegaChain common stock, 100 shares of Series A Preferred Stock and 150,000 shares of Series B Preferred Stock to the Stockholders of Acola in exchange for 100% of the equity interests of Acola. The parent company then changed its name to Acola Corp. after completion of the reorganization process. Acola is wholly-owned subsidiary of MegaChain and the former Stockholders of Acola own approximately 98.8% of the outstanding equity interest and 99.9% voting rights of the parent company.

         Upon completion of the reorganization, all of the outstanding shares of common stock of Acola were converted into:

                  *   15,000,000 shares of common stock;

                  *   100 shares of Series A Preferred Stock; and

                  *   150,000 shares of Series B Preferred Stock.

         The preferred stock votes together with the common stock on an "as converted" basis. That is, each of the 100 shares of Series A Preferred Stock issued in the reorganization are entitled to 2,000,000 votes on all matters with the common stock, subject to certain exceptions and each of the 150,000 shares of Series B Preferred Stock issued in the reorganization are entitled to 100 votes on all matters with the common stock, subject to certain exceptions.

         The preferred stock was issued in the reorganization because the Certificate of Incorporation of MegaChain currently authorizes MegaChain to issue 30,000,000 shares of common stock and 5,000,000 shares of preferred stock, the latter with such powers and preferences as the board of directors of MegaChain shall determine. As of the date immediately prior to the reorganization, MegaChain had issued 348,800 shares of common stock issued and 305,050 shares of common stock outstanding. Accordingly, the MegaChain preferred stock was issued because of the limitations on the number of issued and reserved shares of MegaChain common stock.

         The Certificate of Incorporation is proposed to the stockholders for amendment to increase the number of shares of common stock that the Company is authorized to issue and authorize the issuance of Series B Common Stock. If the Certificate of Incorporation is so amended, all outstanding shares of the MegaChain preferred stock issued in the reorganization will be automatically converted into MegaChain common stock by their terms.

How to Exchange Company Certificates for Acola Certificates

         Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the Company Certificates in exchange for Acola Certificates. Upon surrender of a Company Certificate for cancellation to Acola, together with a duly executed letter of transmittal, the holder of such Company Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor an Acola Certificate representing that number of shares of Acola into which the Company Stock theretofore represented by the Company Certificate so surrendered have been converted and the Company Certificate so surrendered will be canceled.

         Because of the name change and Restated Certificate, holders of Company Stock are not required to exchange their Company Certificates for Acola Certificates. Dividends and other distributions declared after the Effective Date with respect to Acola Stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of Acola Stock, which by virtue of the Restated Certificate are represented thereby and such holder will be entitled to exercise any right as a holder of Acola stock, until such holder has surrendered the Company Certificate.


          All Capital Significant Changes In The Company's Charter And
              By-laws To Be Implemented By The Restated Certificate

Corporate Name

         The Restated Certificate will continue the recent change in the Company's name to "Acola Corp" The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the name continues to reflect the nature of the Company's present intention to acquire the exclusive 20 year Mexico distribution rights to Anvirzel(TM) and all of its related and derivative products.

Capitalization

         The authorized capital of the Company, as of the date of this Information Statement, is 30,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The authorized capital of the Company after adoption of the Restated Certificate will consist of 100,000,000 shares of Common Stock, 5,000,000 shares of Preferred Stock and 5,000,000 shares of Series B Common Stock. After adoption of the Restated Certificate and the resulting automatic conversion of the outstanding shares of Series A and Series B Preferred Stock (assuming no issuances of additional equity before the adoption of the Restated Certificate), Acola will have outstanding approximately 35,005,050 shares of Acola Common Stock, 2,000,000 shares of Series B Common Stock and no shares of preferred stock. Accordingly, the Board of Directors will have available approximately 64,994,950 shares of Acola Common Stock, 5,000,000 shares of preferred stock and 3,000,000 shares of Acola Series B Common Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Restated Certificate will not affect total stockholder equity or total capitalization of the Company.

         The Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Acola Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

         There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Preferred Stock to be authorized. However, the Board of Directors believes it prudent to have shares of Preferred Stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

         It should be recognized that the issuance of additional authorized Acola Common Stock (or Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of Acola through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Acola Common Stock or Acola Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Limitation of Liability

         The Restated Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to Acola and its shareholders for monetary damages for breach of their fiduciary duties. The Board of Directors believes that such provision will better enable Acola to attract and retain as directors responsible individuals with the experience and background required to direct Acola's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Delaware GCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties.

         The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist Acola in attracting and retaining qualified directors by limiting directors' exposure to liability. The Restated Certificate proposal will implement this limitation on liability of the directors of Acola, inasmuch as the Restated Certificate provides that to the fullest extent that the Delaware GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Acola or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Acola's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Restated Certificate, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Restated Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, the Restated Certificate cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Acola; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Delaware GCL, or transactions from which a director derived an improper personal benefit. Further, the Restated Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Restated Certificate pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, the Restated Certificate would not affect a director's liability to third parties or under the federal securities laws.

         The Restated Certificate is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         The Company has not received notice of any lawsuit or other proceeding to which the Restated Certificate might apply. In addition, the Restated Certificate is not being included in the Restated Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which the Restated Certificate might apply. The Board of Directors recognizes that the Restated Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Acola and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that the Restated Certificate is in the best interests of Acola and its stockholders, since it should enhance Acola's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that the Restated Certificate may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         The Restated Certificate may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions could result in increased expense to Acola. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Acola's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because the Restated Certificate deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Restated Certificate.

Indemnification

         As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above, also amended the provisions of the Delaware GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Restated Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Delaware law will permit Acola to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Acola's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Acola with regard to the best interests of Acola and its stockholders.

         The Restated Certificate requires indemnification of Acola's directors and officers to the fullest extent permitted under applicable law as from time to time in effect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Acola or is or was serving at the request of Acola as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of Acola. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Delaware GCL requires the payment of such expenses in advance of the final disposition of a proceeding payment shall be made only if such person undertakes to repay Acola if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Acola. Under the Restated Certificate Acola may, although it has no present intention to do so, by action of the Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Restated Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

         The Restated Certificate specifies that the right to indemnification is a contract right. The Restated Certificate also provides that a person seeking indemnification from Acola may bring suit against Acola to recover any and all amounts entitled to such person provided that such person has filed a written claim with Acola has failed to pay such claim within thirty days of receipt thereof. In addition, the Restated Certificate authorizes Acola to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

         The Restated Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Restated Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware law also provides that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

         Under Delaware law rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Restated Certificate, the Company will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under Delaware law.

         Insofar as the Restated Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The Board of Directors recognizes that the Company may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Restated Certificate, which are intended to be as broad as possible under applicable law. Because directors of the Company may personally benefit from the indemnification provisions of the Company, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Restated Certificate.

Defenses against Hostile Takeovers

         Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Restated Certificate which management has identified as potentially having an antitakeover effect, it is not intended to be a complete description of all potential antitakeover effects, and it is qualified in its entirety by reference to the Restated Certificate and Bylaws.

         In general, the antitakeover provisions in Delaware law and the Restated Certificate are designed to minimize the Company's susceptibility to sudden acquisitions of control which have not been negotiated with and approved by the Company's Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of the Company or a tender offer for all of the Company's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of the Company in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of the Company in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of the Company or tender offers for all or part of the Company's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Antitakeover provisions may discourage such purchases, particularly those of less than all of the company's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

         Authorized Shares of Capital Stock. The Restated Certificate authorizes the issuance of up to 5,000,000 shares of serial preferred stock and 5,000,000 shares of Series B Common Stock. Shares of the Company's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. Shares of the Company's Class B Common Stock entitle the holder to 100 votes for each share. This preferred stock and Class B Common Stock, together with authorized but unissued shares of Common Stock (the Restated Certificate authorizes the issuance of up to 100,000,000 shares of Common Stock, 5,000,000 shares of preferred stock and 5,000,000 shares of Class B Common Stock), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of the Company's stockholders. If the Board of Directors of the Company determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

         Stockholder Meetings. Delaware law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's certificate of incorporation or bylaws. The Restated Certificate provides that annual stockholder meetings may be called only by the Company's Board of Directors or a duly designated committee of the Board. Although the Company believes that this provision will discourage stockholder attempts to disrupt the business of the Company between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of the Company between one annual meeting as a forum to address certain other matters and discourage takeovers which are desired by the stockholders. The Restated Certificate also provides that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent unless expressly approved in advance by the board of directors.

         Classified Board of Directors and Removal of Directors. The Restated Certificate provides that The Company's Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified.

         A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of the Company's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified Board may be changed in one year. In the absence of the provisions of the Restated Certificate classifying the Board, all of the directors would be elected each year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered Board of Directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

         The Restated Certificate provides that a director may not be removed except for cause by the affirmative vote of the holders of 75% of the outstanding shares of capital stock entitled to vote at an election of directors. This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of the Company through the removal of existing directors and the election of nominees to fill in the newly created vacancies. The supermajority vote requirement would make it difficult for the stockholders of the Company to remove directors, even if the stockholders believe such removal would be beneficial.

         Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's bylaws, unless it is set by the corporation's certificate of incorporation. The Restated Certificate provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than five or more than 15, as shall be provided from time to time in accordance with the Company Bylaws. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in the Company's Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of the Company through an increase in the number of the Company's directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

         Stockholder Vote Required to Approve Business Combinations with Related Persons. The Restated Certificate generally requires the approval of the holders of 75% of the Company's outstanding voting stock (and any class or series entitled to vote separately), and a majority of the outstanding stock not beneficially owned by a related person (as defined) (up to a maximum requirement of 85% of the outstanding voting stock), to approve business combinations (as defined) involving the related person, except in cases where the business combination has been approved in advance by two-thirds of those members of the Company's Board of Directors who were directors prior to the time when the related person became a related person. Under Delaware law, absent these provisions, business combinations generally, including mergers, consolidations and sales of substantially all of the assets of the Company must, subject to certain exceptions, be approved by the vote of the holders of a majority of the Company's outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations (as defined) involving stockholders owning 15% of the outstanding voting stock of a corporation for less than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) the percentage of stock acquired by such person in the transaction which resulted in such person's ownership becoming subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Delaware corporation. Delaware law does not contain price criteria. The supermajority stockholder vote requirements under the Restated Certificate and Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the Company's stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the Company's stockholders

         Under Delaware law, there is no cumulative voting by stockholders for the election of the Company's directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of the Company, thus precluding a small group of stockholders from controlling the election of one or more representatives to the Company's Board of Directors.

         Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. The Restated Certificate generally provides that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. Making the period for nomination of directors and introducing new business a period not less than 10 days prior to notice of a stockholder meeting may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished by the Company and could inhibit the ability of stockholders to bring up new business in response to recent developments.

         Limitations on Acquisitions of Capital Stock. The Restated Certificate generally provides that if any person were to acquire beneficial ownership of more than 20% of any class of the Company's outstanding Common Stock, each vote in excess of 20% would be reduced to one-hundredth of a vote, with the reduction allocated proportionately among the record holders of the stock beneficially owned by the acquiring person. The limitation on voting rights of shares beneficially owned in excess of 20% of the Company's outstanding Common Stock, would discourage stockholders from acquiring a substantial percentage of the Company's stock in the open market, without disclosing their intentions, prior to approaching management to negotiate an acquisition of the Company's remaining stock. The effect of these provisions is to require amendment of the Restated Certificate, which requires Board approval, before a stockholder can acquire a large block of the Company's Common Stock. As a result, these provisions may deter takeovers by potential acquirors who would have acquired a large holding before making an offer for the remaining stock, even though the eventual takeover offer might have been on terms favorable to the remaining stockholders.

         Supermajority Voting Requirement for Amendment of Certain Provisions of the Restated Certificate. The Restated Certificate provides that specified provisions contained in the Restated Certificate may not be repealed or amended except upon the affirmative vote of the holders of not less than seventy-five percent of the outstanding stock entitled to vote. This requirement exceeds the majority vote that would otherwise be required by Delaware law for the repeal or amendment of the Restated Certificate. Specific provisions subject to the supermajority vote requirement are (i) Article VIII, governing the calling of stockholder meetings and the requirement that stockholder action be taken only at annual or special meetings, (ii) Article IX, requiring written notice to the Company of nominations for the election of directors and new business proposals,
(iii) Article X, governing the number and terms of the Company's directors, (iv)
Article XI, governing the removal of directors, (v) Article XII, limiting acquisitions of 20% or more of the Company's stock, (vi) Article XIII, governing approval of business combinations involving related persons, (vii) Article XIV, relating to the consideration of various factors in the evaluation of business combinations, (viii) Article XV, providing for indemnification of directors, officers, employees and agents, (ix) Article XVI, limiting directors' liability, and (x) Articles XVII and XVIII, governing the required stockholder vote for amending the Bylaws and Restated Certificate, respectively. Article XVIII is intended to prevent the holders of less than 75% of the Company's outstanding voting stock from circumventing any of the foregoing provisions by amending the Restated Certificate to delete or modify one of such provisions. This provision would enable the holders of more than 25% of the Company's voting stock to prevent amendments to the Restated Certificate or Bylaws even if they were favored by the holders of a majority of the voting stock.

Officers and Directors

         The following persons will continue as officers and directors of the Company until the next annual meeting of shareholders or until their successors are elected and qualified.

                 Name                                 Age                       Position

           Robert B. Dillon                            52               President, CEO and Director

           Samuel M. Skipper                           42               Chairman, Secretary and Director

         Robert B. Dillon, President, Chief Executive Officer and Director. A former partner in Houston Real Estate and Investments Corporation, Mr. Dillon is a practicing attorney, as well as a seasoned executive. With over twenty-six years of both litigation and transactional experience, Mr. Dillon offers a broad experience base to the Acola team. He has been an attorney with Fulbright and Jaworski, a partner at Beirne, Maynard and Parsons and a sole practitioner. In addition to practicing law, he is a former owner and general counsel of Jordan and Associates, Inc., a computer software company which he helped run and eventually sell for several million dollars to the Ultimate Corporation. Mr. Dillon was admitted to the Texas Bar in October, 1974, with a B.A. from the University of Texas in 1971, and a 1974 J.D. from the University of Texas Law School.

         Samuel M. Skipper, Chairman, Secretary and Director. In 1998, Mr. Skipper was a founder of Vector Energy, a public oil and gas company where he currently serves as CEO and Chairman. From 1989, to 1998, he was Managing Director of Metropolitan Capital, a Houston-based investment banking firm. In 1989, Mr. Skipper was a founder of Diagnostic Health Corporation ("DHC"), a company formed for the purpose of consolidating diagnostic imaging business. DHC was later sold to Health South, a New York Stock Exchange company. In 1992, Mr. Skipper founded Image Trust, Inc., a public health care company in the diagnostic imaging business, where he served as CEO and Chairman of the Company. Mr. Skipper has over 12 years of experience managing and operating public companies.


                       MARKET FOR the company COMMON STOCK

         Shares of the Company Common Stock have been registered with the Securities and Exchange Commission (the "Commission") and are included on the OTC Bulletin Board price quotation for the Company's shares published by such service.

         As of October 26, 2001, there were 95 holders of record of the Company's common stock.

Dividend Policy

         The Company has not declared or paid cash dividends or made distributions in the past, and Acola does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. Acola currently intends to retain and reinvest future earnings, if any, to finance its operations.


                                  MISCELLANEOUS

         The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Transfer Agent by writing to it at the following address: Atlas Stock Transfer Corporation, 5899 South State Street, Salt Lake City, Utah 84107.




                                 EXHIBITS INDEX


         A.       FORM OF RESTATED CERTIFICATE OF INCORPORATION


         B.       CURRENT REPORT ON FORM 8-K (WITHOUT EXHIBITS)


         C.       LETTER OF TRANSMITTAL




                                    EXHIBIT A

                  FORM OF RESTATED CERTIFICATE OF INCORPORATION


         Acola Corp. was originally incorporated in the State of Delaware on September 10, 1993 under the name EC Capital, Ltd. The Corporation then filed a Certificate of Amendment of Certificate of Incorporation on September 12, 1996 changing its name to Northern Lights Software, Ltd. Another Certificate of Amendment of Certificate of Incorporation changing its name to Formquest International, Ltd. was filed on September 3, 1997, a Certificate of Amendment of Certificate of Incorporation changing the name to MegaChain.com, Ltd. was filed on ______________________ and finally a Certificate of Amendment of Certificate of Incorporation changing the name to Acola Corp.. was filed on ______________________. This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware to read as follows:

                                    ARTICLE I
                                      Name

                  The name of the Corporation is Acola Corp.


                                   ARTICLE II
                                    Duration

                The Corporation is to have perpetual existence.


                                   ARTICLE III
                           Registered Office and Agent

         The address of its registered office in the State of Delaware is the Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE IV
                                    Purposes

         The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.


                                    ARTICLE V
                                  Capital Stock

         A. Number and Designation. The Corporation shall have authority to issue 105 million shares of capital stock, of which 100 million shall be shares of Common stock, par value $0.001 per share ("Common Stock"), 5 million shall be shares of Class B common stock, par value $0.001 per share ("Class B Common Stock" and, together with the Common Stock, "Common Stock"), and 5 million shall be shares of preferred stock, par value $0.001 per share ("Preferred Stock"), of which 100 shares are to be designated as Series A Convertible Preferred Stock, par value $.001 per share and 150,000 shares are to be designated as Series B Convertible Preferred Stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and may be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

         A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

         B. Common Stock. The holders of Common Stock and the holders of Class B Common Stock shall have the respective rights and preferences set forth in this Article V.

                  (1) Rights and Privileges. Except as provided in this Restated Certificate, the holders of the Common Stock shall exclusively possess all voting power. Except as otherwise provided in this Article V or as otherwise required by applicable law, all shares of Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges and shall rank equally, share ratably, and be identical in all respects as to all matters.

                  (2) Voting Rights. Except as otherwise required by law: (i) the holders of Common Stock will be entitled to one vote per share on all matters to be voted on by the Corporation's shareholders; (ii) the holders of Class B Common Stock will be entitled to one hundred votes per share on all matters to be voted on by the Corporation's shareholders; and (iii) the holders of Common Stock and Class B Common Stock shall vote together as a single voting group.

                  (3) Payment of Dividends. Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

                  (4) Distributions in Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and Class B Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to participate ratably on a per share basis in all distributions of the remaining assets of the Corporation available for distribution, in cash or in kind, as though all shares of Common Stock were of a single class.

                  (5) Limitation on Stock Splits, Combinations or
         Reclassifications.

                           (a) The Corporation shall not: (i) subdivide its
                  outstanding Common Stock by stock dividend or otherwise; or
                  (ii) combine its outstanding Common Stock into a smaller number of shares; or (iii) reclassify its outstanding Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding Class B Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding Common Stock.

                           (b) The Corporation shall not: (i) subdivide its
                  outstanding Class B Common Stock by stock dividend or otherwise; or (ii) combine its outstanding Class B Common Stock into a smaller number shares; or (iii) reclassify its outstanding Class B Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding Class B Common Stock.

                  (5) Conversion of Shares of Class B Common Stock Into Shares of Common Stock.

                           (a)  For the purposes of this Article V, the
                  following definitions shall apply:

                                    (i)  "Employee"  means  a  person  employed
                           by the  Corporation  or by a legal
                           entity that is controlled, directly or indirectly, by the Corporation;

                                    (ii) "Transfer" means any sale, transfer,
                           gift, assignment, devise or other disposition, whether directly or indirectly, voluntarily or involuntarily or by operation of law or otherwise; and

                                    (iii) "Uncertificated Shares" means shares
                           without certificates within the meaning of the General Corporation Law of Delaware, as it may be amended from time to time, or any subsequent statute replacing this statute.

                           (b) At the option of the Corporation: (1) outstanding
                  shares of Class B Common Stock which are the subject of a Transfer shall be convertible into a number of shares of Common Stock equal to the number of shares of outstanding Class B Common Stock subject to the Transfer; and (2) in the event that an Employee ceases to be an Employee for any reason whatsoever, the outstanding shares of Class B Common Stock held by such Employee shall be convertible into a number of shares of Common Stock equal to the number of shares of outstanding Class B Common Stock held by such Employee. For purposes of this Article V, the conversion of shares of Class B Common Stock as a result of a Transfer and the conversion of shares of Class B Common Stock as a result of cessation of an Employee's status as an Employee shall both be referred to as a "Conversion Event."

                                    (i) Each Conversion Event shall be effective
                           immediately upon transmission or delivery of a written notice of conversion by the Corporation to the record holder of such shares (the "Effective Time") at such holder's address as it appears in the records of the Corporation.

                                    (ii) Each conversion of shares of Class B
                           Common Stock into shares of Common Stock pursuant to this Article V shall be deemed to be effective upon the Effective Time and at the Effective Time the rights of the holder of the converted Class B Common Stock as such holder shall cease and the holder of the converted Class B Common Stock shall be deemed to have become the holder of record of the shares of Common Stock into which such shares of Class B Common Stock have been converted as a result of the applicable Conversion Event.

                                    (iii) The Board of Directors of the
                           Corporation shall have the power to determine whether a Conversion Event has taken place with respect to any situation based upon the facts known to it. Each shareholder shall provide such information that the Corporation may reasonably request in order to ascertain facts or circumstances relating to a Transfer or proposed Transfer or a Conversion Event or proposed Conversion Event.

                           (c) Notwithstanding any other provision of this
                  Article V, shares of Class B Common Stock sold in a public offering of the Corporation's securities registered with the United States Securities and Exchange Commission (the "Public Offering"), regardless of the identity of the purchaser, transferee or other recipient of the disposition in the Public Offering, shall be automatically converted into a number of shares of Common Stock equal to the number of shares of Class B Common Stock sold in the Public Offering. Such conversion of shares of Class B Common Stock into shares of Common Stock shall be deemed to be effective at such time as the holder of the Class B Common Stock who is selling such shares in a Public Offering transfers such shares for disposition in the Public Offering, at which time the rights of the holder of the converted Class B Common Stock as such holder shall cease and the holder of the converted Class B Common Stock shall be deemed to have become the holder of record of the shares of Common Stock into which such shares of Class B Common Stock have been converted as a result of the Public Offering.

                           (d) The holder of shares of Class B Common Stock
                  converted pursuant to this Article V shall promptly surrender the certificate or certificates representing the shares so converted at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Class B Common Stock) at any time during its usual business hours, and if such shares of Class B Common Stock are Uncertificated Shares, shall promptly notify the Corporation in writing of such transfer at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Class B Common Stock).

                           (e) In no event shall the Corporation be liable to
                  any such holder or any third party arising from any such conversion.

                           (f) The shares of Common Stock resulting from a
                  conversion of duly authorized, validly issued, fully paid and nonassessable shares of Class B Common Stock into shares of Common Stock pursuant to this Article V shall be duly authorized, validly issued, fully paid and nonassessable. Any share of Class B Common Stock which is converted into a share of Common Stock pursuant to this Article V shall become an authorized but unissued share of Class B Common Stock.

                           (g) The Corporation will at all times reserve and
                  keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issue upon conversion of Class B Common Stock, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Class B Common Stock.

                           (h) The issuance of certificates evidencing shares of
                  Common Stock upon conversion of shares of Class B Common Stock shall be made without charge to the holders of such shares for any issue tax in respect thereof or other cost incurred by the Corporation in connection with such conversion; provided, however, the Corporation shall not be required to pay any tax that may be payable in respect of any Transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Class B Common Stock converted.

         C. Serial Preferred Stock. Except as provided in this Restated Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

                  (1) the distinctive serial designation and the number of shares constituting such series;

                  (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

                  (3) the voting powers, full or limited, if any, of the shares of such series;

                  (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

                  (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                  (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

                  (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                  (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued;and

                  (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

         Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

         D.  Series A Convertible Preferred Stock.
             ------------------------------------

                       Designation and Amount

                           This series of Preferred Stock shall be designated
                  "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"). The number of shares constituting the Series A Preferred Stock shall be equal to 100. Each share of the Series A Preferred Stock shall have a par value of $.001.

                       Rank

                           The Series A Preferred Stock shall, in respect of the
                  right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, rank (a) pari passu with the Common Stock (as defined below) of the Corporation and with any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank pari passu with the Series A Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation; and (b) junior to any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank senior to the Series A Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of common stock of the Corporation except the Class B Common Stock.

                       Dividends

                           If any dividend or other distribution payable in
                  cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Series A Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series A Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this section is declared or paid on the Series A Preferred Stock.

                       No Liquidation Preference

                           In the event of any voluntary or involuntary
                  liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of Preferred Stock, having a priority on liquidation superior to that of the Series A Preferred Stock, the holders of shares of Series A Preferred Stock shall be entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Series A Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series A Preferred Stock then held by such holder are then convertible. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this section, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

                       Voting Rights

                           Except as otherwise required by law, each share of
                  outstanding Series A Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Class B Common Stock into which such share of Series A Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Certificate, the holders of shares of Common Stock and Series A Preferred Stock shall vote together and not as separate classes.

                       Conversion

                           The holders of the Series A Preferred Stock shall
have conversion rights as follows:

                                    (a) Optional Conversion. The holder of each
                           share of Series A Preferred Stock shall have the right (the "Conversion Right"), at such holder's option, to convert such share at any time, without cost, on the terms of this section, into the number of fully paid and non-assessable shares of Class B Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion; provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Class B Common Stock available to issue upon conversion. The initial "Conversion Ratio" for the Series A Preferred Stock is 20,000. The Conversion Ratio shall be subject to adjustment from time to time as provided in this section.

                                    (b) Mandatory Conversion. Upon the
                           occurrence of an Authorization to Issue Class B Common Stock, each outstanding share of Series A Preferred Stock shall automatically be converted, without cost, on the terms set forth in this section into the number of fully paid and non-assessable shares of Class B Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion. An "Authorization to Issue Class B Common Stock" shall be deemed to occur upon effectiveness of a filing in the office of the Secretary of State of Delaware of an amendment to (or amendment and restatement of) the Certificate of Incorporation of the Corporation that authorizes the issuance of shares of Class B Common Stock Board of Directors) so as to enable the conversion of all outstanding shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Class B Common Stock as specified by the Conversion Ratio then in effect.

                           (c) Class B Common Stock. The shares of Class B
                  Common Stock issuable upon conversion of the Series A Preferred Stock shall entitle the holder to the following rights and privileges:

                                    (i) Liquidation Rights. In the event of any
                           voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, the holders of shares of Class B Common Stock shall not be entitled to participate in any of the assets of the Corporation available for distribution to its stockholders. A liquidation, dissolution, or winding-up of the Corporation as such terms are used in this section, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more Corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange or other disposition of all or a part of the assets of the Corporation.

                                    (ii) Voting Rights. Except as otherwise
                           required by law, each share of outstanding Class B Common Stock shall entitle the holder thereof to 100 votes on each matter submitted to a vote of the stockholders of the Corporation. Except as otherwise required by law, the holders of shares of Class B Common Stock and Common Stock shall vote together and not as separate classes.

                                    (iii) Dividends and Distributions. Except as
                           otherwise required by law, shares of Class B Common Stock shall not entitle the holder to any dividend or other distribution payable in cash, securities or other property.

                           (d) Mechanics of Conversion.
                               -----------------------

                                    (i) Optional Conversion. A holder of any
                           share of Series A Preferred Stock may exercise the Conversion Right of such share by surrendering the certificate therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, together with a written notice to the Corporation which shall state: (A) that such holder elects to convert the same; and (B) the number of shares of Series A Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver to the holder of such shares a certificate or certificates for the number of whole shares of Class B Common Stock to which such holder shall be entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the Class B Common Stock. If the certificate evidencing the Series A Preferred Stock being converted shall also evidence shares of Series A Preferred Stock not being converted, then the Corporation shall also deliver to the holder of such certificate a new stock certificate evidencing the Series A Preferred Stock not converted. The conversion of any shares of Series A Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date that the shares of Series A Preferred Stock to be converted are surrendered to the Corporation, and the person or persons entitled to receive the shares of Class B Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class B Common Stock on such date.

                                    The Corporation shall give written notice to
                           each holder of a share of Series A Preferred Stock promptly upon the liquidation, dissolution or winding up of the Corporation, and not more than fifty (50) nor less than twenty (20) days before the anticipated date of consummation of any acquisition of the Corporation or any sale of all or substantially all of the assets of the Corporation and no such acquisition of the Corporation or sale of assets shall be effective until such notice shall have been given.

                                    (ii) Mandatory Conversion. The Corporation
                           shall give written notice to each holder of a share of Series A Preferred Stock within ten (10) days after the effectiveness of an Authorization to Issue Class B Common Stock. Following the conversion of such shares, each holder of shares so converted may surrender the certificate therefor at the office of the Corporation or any transfer agent for the Series A Preferred Stock. Upon such surrender, the Corporation shall issue and deliver to each holder a certificate or certificates for the number of whole shares of Class B Common Stock to which such holder is entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the Class B Common Stock.

                                    The conversion of shares of Series A
                           Preferred Stock shall be effective simultaneously with the effectiveness of an Authorization to Issue Class B Common Stock, whether or not the certificates representing such shares of Series A Preferred Stock shall have been surrendered or new certificates representing the shares of Class B Common Stock into which such shares have been converted shall have been issued and the person or persons entitled to receive the shares of Class B Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class B Common Stock on such date.

                           (e) Adjustment of Conversion Ratio. The Conversion
                  Ratio for each share of Series A Preferred Stock and the kind of securities issuable upon the conversion of any share of Series A Preferred Stock shall be adjusted from time to time as follows:

                                    (i) Subdivision or Combination of Shares. If
                           the Corporation at any time effects a subdivision or combination of the outstanding Common Stock, the Conversion Ratio shall be increased, in the case of a subdivision, or decreased, in the case of a combination, in the same proportions as the Common Stock is subdivided or combined, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision or combination which gives rise to the adjustment.

                                    (ii) Reclassification, Consolidation or
                           Merger. If at any time, as a result of (A) a capital reorganization or reclassification (other than a subdivision or combination which gives rise to an adjustment of the Conversion Ratio; or (B) a merger or consolidation of the Corporation with another corporation (whether or not the Corporation is the surviving corporation), the Class B Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into or exchanged for the same or a different number of shares of any class or classes of stock of the Corporation or any other corporation, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger or consolidation, appropriate adjustments shall be made in the terms of the Series A Preferred Stock (or of any securities into which the Series A Preferred Stock is changed or for which the Series A Preferred Stock is exchanged), so that: (x) the holders of Series A Preferred Stock or of such substitute securities shall thereafter be entitled to receive, upon conversion of the Series A Preferred Stock or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which such holders would have received at the time of such capital reorganization, reclassification, merger, or consolidation, if such holders had converted their Series A Preferred Stock immediately prior to such capital reorganization, reclassification, merger, or consolidation, and (y) the Series A Preferred Stock or such substitute securities shall thereafter be adjusted on terms as nearly equivalent as may be practicable to the adjustments theretofore provided in this section. No consolidation or merger in which the Corporation is not the surviving corporation shall be consummated unless the surviving corporation shall agree, in writing, to the provisions of this section. The provisions of this section shall similarly apply to successive capital reorganizations, reclassifications, mergers, and consolidations.

                                    (iii) Other Action Affecting Common Stock.
                           If at any time the Corporation takes any action affecting its Common Stock which, in the opinion of the Board of Directors of the Corporation, would have an adverse effect upon the Conversion Rights of the Series A Preferred Stock and the foregoing conversion ratio adjustment provisions are not strictly applicable but the failure to make any adjustment would adversely affect the Conversion Rights, then the Conversion Ratio and the kind of securities issuable upon the conversion of Series A Preferred Stock shall be adjusted to preserve, without dilution, the Conversion Rights in such manner and at such time as the Board of Directors of the Corporation may in good faith determine to be equitable in the circumstances.

                                    (iv) Notice of Adjustments. Whenever the
                           Conversion Ratio or the kind of securities issuable upon the conversion of any one of or all of the Series A Preferred Stock shall be adjusted, the Corporation shall make a certificate signed by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation made any determination hereunder), and the Conversion Ratio and the kind of securities issuable upon the conversion of the Series A Preferred Stock after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each holder of Series A Preferred Stock promptly after each adjustment.

                           (f) Full Consideration. All shares of Class B Common
                  Stock which shall be issued upon the conversion of any Series A Preferred Stock (which is itself fully paid and non-assessable) will, upon issuance, be fully paid and non-assessable. The Corporation will pay such amounts and will take such other action as may be necessary from time to time so that all shares of Class B Common Stock which shall be issued upon the conversion of any Series A Preferred Stock will, upon issuance and without cost to the recipient, be free from all pre-emptive rights, taxes, liens and charges with respect to the issue thereof.

                           (g) No Impairment. The Corporation will not, by
                  amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

                           (h) Cancellation of Series A Preferred Stock. No
                  share of Series A Preferred Stock acquired by the Corporation upon conversion, redemption or purchase shall be reissued and all such shares shall be canceled, retired and returned to the status of authorized and unissued shares of undesignated preferred stock. The Corporation may take such appropriate corporate action to reduce the authorized number of Series A Preferred Stock accordingly.

         E.  Series B Convertible Preferred Stock

                       Designation and Amount

                           The number of shares constituting the Series B
                  Preferred Stock shall be equal to 150,000. Each share of the Series B Preferred Stock shall have $.001 par value. .

                       Rank

                           The Series B Preferred Stock shall, in respect of the
                  right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, rank (a) pari passu with the Common Stock (as defined below) of the Corporation and with any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank pari passu with the Series B Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation; and (b) junior to any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank senior to the Series B Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation. The term "Common Stock" shall mean

                       Dividends

                           If any dividend or other distribution payable in
                  cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Series B Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series B Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this section is declared or paid on the Series B Preferred Stock.

                       No Liquidation Preference

                           In the event of any voluntary or involuntary
                  liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of Preferred Stock, having a priority on liquidation superior to that of the Series B Preferred Stock, the holders of shares of Series B Preferred Stock shall be entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Series B Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series B Preferred Stock then held by such holder are then convertible. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

                       Voting Rights

                           Except as otherwise required by law, each share of
                  outstanding Series B Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Series B Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Certificate, the holders of shares of Common Stock and Series B Preferred Stock shall vote together and not as separate classes.

                       Conversion

                           The holders of the Series B Preferred Stock shall
have conversion rights as follows:

                                    (a) Optional Conversion. The holder of each share of Series B Preferred Stock shall have the right (the "CONVERSION RIGHT"), at such holder's option, to convert such share at any time, without cost, on the terms of this section, into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion; provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion. The initial "CONVERSION RATIO" for the Series B Preferred Stock is 100:1. The Conversion Ratio shall be subject to adjustment from time to time as provided in this section.

                                    (b) Mandatory Conversion. Upon the
                                    occurrence of an Increase in Authorized
                                    Common Stock, each outstanding share of
                                    Series B Preferred Stock shall automatically be converted, without cost, on the terms set forth in this section into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion. An "INCREASE IN AUTHORIZED COMMON STOCK" shall be deemed to occur upon either (i) effectiveness of a filing in the office of the Secretary of State of Delaware, or such other state in which the Corporation is legally domiciled, of an amendment to (or amendment and restatement of) the Certificate of Incorporation or other charter document of the Corporation that increases the number of authorized shares of Common Stock to a sufficient number (after taking into account all shares reserved for issuance by the Board of Directors) so as to enable the conversion of all outstanding shares of Series B Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect, or (ii) the effective date of any other corporate action that enables the conversion of all outstanding shares of Series B Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect.

                                    (c)     Mechanics of Conversion.

                                            (i) Optional Conversion. A holder of
                                            any share of Series B Preferred
                                            Stock may exercise the Conversion
                                            Right of such share by surrendering
                                            the certificate therefor, duly
                                            endorsed, at the office of the
                                            Corporation or of any transfer agent
                                            for the Series B Preferred Stock,
                                            together with a written notice to
                                            the Corporation which shall state:
                                            (A) that such holder elects to
                                            convert the same; and (B) the number
                                            of shares of Series B Preferred
                                            Stock being converted. Thereupon the
                                            Corporation shall promptly issue and
                                            deliver to the holder of such shares
                                            a certificate or certificates for
                                            the number of whole shares of Common
                                            Stock to which such holder shall be
                                            entitled. In lieu of any fractional
                                            shares to which the holder would
                                            otherwise be entitled, the
                                            Corporation shall pay cash equal to
                                            such fraction multiplied by the then
                                            fair market value (as determined in
                                            good faith by the Board of Directors
                                            of the Corporation) of the Common
                                            Stock. If the certificate evidencing
                                            the Series B Preferred Stock being
                                            converted shall also evidence shares
                                            of Series B Preferred Stock not
                                            being converted, then the
                                            Corporation shall also deliver to
                                            the holder of such certificate a new
                                            stock certificate evidencing the
                                            Series B Preferred Stock not
                                            converted. The conversion of any
                                            shares of Series B Preferred Stock
                                            shall be deemed to have been made
                                            immediately prior to the close of
                                            business on the date that the shares
                                            of Series B Preferred Stock to be
                                            converted are surrendered to the
                                            Corporation, and the person or
                                            persons entitled to receive the
                                            shares of Common Stock issuable upon
                                            such conversion shall be treated for
                                            all purposes as the record holder or
                                            holders of such shares of Common
                                            Stock on such date. Any dividends or
                                            distributions declared but unpaid at
                                            the time of conversion with respect
                                            to the Series B Preferred Stock so
                                            converted, including any dividends
                                            declared on the Common Stock to
                                            which the Series B Preferred Stock
                                            is entitled, shall be paid to the
                                            holder of Common Stock issued upon
                                            conversion of the Series B Preferred
                                            Stock upon the payment date
                                            therefore.

                                                     The Corporation shall give
                                            written notice to each holder of a
                                            share of Series B Preferred Stock
                                            promptly upon the liquidation,
                                            dissolution or winding up of the
                                            Corporation, and not more than fifty
                                            (50) nor less than twenty (20) days
                                            before the anticipated date of
                                            consummation of any acquisition of
                                            the Corporation or any sale of all
                                            or substantially all of the assets
                                            of the Corporation and no such
                                            acquisition of the Corporation or
                                            sale of assets shall be effective
                                            until such notice shall have been
                                            given.

                                            (ii) Mandatory Conversion. The
                                            Corporation shall give written
                                            notice to each holder of a share of
                                            Series B Preferred Stock within ten
                                            (10) days after the effectiveness of
                                            an Increase in Authorized Common
                                            Stock. Following the conversion of
                                            such shares, each holder of shares
                                            so converted may surrender the
                                            certificate therefor at the office
                                            of the Corporation or any transfer
                                            agent for the Series B Preferred
                                            Stock. Upon such surrender, the
                                            Corporation shall issue and deliver
                                            to each holder a certificate or
                                            certificates for the number of whole
                                            shares of Common Stock to which such
                                            holder is entitled. In lieu of any
                                            fractional shares to which the
                                            holder would otherwise be entitled,
                                            the Corporation shall pay cash equal
                                            to such fraction multiplied by the
                                            then fair market value (as
                                            determined in good faith by the
                                            Board of Directors of the
                                            Corporation) of the Common Stock.

                                            The conversion of shares of Series B
                                            Preferred Stock shall be effective
                                            simultaneously with the
                                            effectiveness of an Increase in
                                            Authorized Common Stock, whether or
                                            not the certificates representing
                                            such shares of Series B Preferred
                                            Stock shall have been surrendered or
                                            new certificates representing the
                                            shares of Common Stock into which
                                            such shares have been converted
                                            shall have been issued and the
                                            person or persons entitled to
                                            receive the shares of Common Stock
                                            issuable upon such conversion shall
                                            be treated for all purposes as the
                                            record holder or holders of such
                                            shares of Common Stock on such date.
                                            Any dividends or distributions
                                            declared but unpaid at the time of a
                                            mandatory conversion with respect to
                                            the Series B Preferred Stock so
                                            converted, including any dividends
                                            declared on the Common Stock to
                                            which the Series B Preferred Stock
                                            is entitled, shall be paid on the
                                            payment date therefore.

                                    (d) Adjustment of Conversion Ratio. The
                                    Conversion Ratio for each share of Series B
                                    Preferred Stock and the kind of securities issuable upon the conversion of any share of Series B Preferred Stock shall be adjusted from time to time as follows:

                                            (i) Subdivision or Combination of
                                            Shares. If the Corporation at any
                                            time effects a subdivision or
                                            combination of the outstanding
                                            Common Stock, the Conversion Ratio
                                            shall be increased, in the case of a
                                            subdivision, or decreased, in the
                                            case of a combination, in the same
                                            proportions as the Common Stock is
                                            subdivided or combined, in each case
                                            effective automatically upon, and
                                            simultaneously with, the
                                            effectiveness of the subdivision or
                                            combination which gives rise to the
                                            adjustment.

                                            (ii) Reclassification, Consolidation
                                            or Merger. If at any time, as a
                                            result of (A) a capital
                                            reorganization or reclassification
                                            (other than a subdivision or
                                            combination which gives rise to an
                                            adjustment of the Conversion Ratio;
                                            or (B) a merger or consolidation of
                                            the Corporation with another
                                            corporation (whether or not the
                                            Corporation is the surviving
                                            corporation), the Common Stock
                                            issuable upon the conversion of the
                                            Series B Preferred Stock shall be
                                            changed into or exchanged for the
                                            same or a different number of shares
                                            of any class or classes of stock of
                                            the Corporation or any other
                                            corporation, or other securities
                                            convertible into such shares, then,
                                            as a part of such reorganization,
                                            reclassification, merger or
                                            consolidation, appropriate
                                            adjustments shall be made in the
                                            terms of the Series B Preferred
                                            Stock (or of any securities into
                                            which the Series B Preferred Stock
                                            is changed or for which the Series B
                                            Preferred Stock is exchanged), so
                                            that: (x) the holders of Series B
                                            Preferred Stock or of such
                                            substitute securities shall
                                            thereafter be entitled to receive,
                                            upon conversion of the Series B
                                            Preferred Stock or of such
                                            substitute securities, the kind and
                                            amount of shares of stock, other
                                            securities, money and property which
                                            such holders would have received at
                                            the time of such capital
                                            reorganization, reclassification,
                                            merger, or consolidation, if such
                                            holders had converted their Series B
                                            Preferred Stock immediately prior to
                                            such capital reorganization,
                                            reclassification, merger, or
                                            consolidation, and (y) the Series B
                                            Preferred Stock or such substitute
                                            securities shall thereafter be
                                            adjusted on terms as nearly
                                            equivalent as may be practicable to
                                            the adjustments theretofore. No
                                            consolidation or merger in which the
                                            Corporation is not the surviving
                                            corporation shall be consummated
                                            unless the surviving corporation
                                            shall agree, in writing. The
                                            provisions of this section shall
                                            similarly apply to successive
                                            capital reorganizations,
                                            reclassifications, mergers, and
                                            consolidations.

                                            (iii) Other Action Affecting Common
                                            Stock. If at any time the
                                            Corporation takes any action
                                            affecting its Common Stock which, in
                                            the opinion of the Board of
                                            Directors of the Corporation, would
                                            have an adverse effect upon the
                                            Conversion Rights of the Series B
                                            Preferred Stock and the foregoing
                                            conversion ratio adjustment
                                            provisions are not strictly
                                            applicable but the failure to make
                                            any adjustment would adversely
                                            affect the Conversion Rights, then
                                            the Conversion Ratio and the kind of
                                            securities issuable upon the
                                            conversion of Series B Preferred
                                            Stock shall be adjusted to preserve,
                                            without dilution, the Conversion
                                            Rights in such manner and at such
                                            time as the Board of Directors of
                                            the Corporation may in good faith
                                            determine to be equitable in the
                                            circumstances.

                                            (iv) Notice of Adjustments. Whenever
                                            the Conversion Ratio or the kind of
                                            securities issuable upon the
                                            conversion of any one of or all of
                                            the Series B Preferred Stock shall
                                            be adjusted, the Corporation shall
                                            make a certificate signed by its
                                            Chief Financial Officer, Secretary
                                            or Assistant Secretary, setting
                                            forth, in reasonable detail, the
                                            event requiring the adjustment, the
                                            amount of the adjustment, the method
                                            by which such adjustment was
                                            calculated (including a description
                                            of the basis on which the Board of
                                            Directors of the Corporation made
                                            any determination hereunder), and
                                            the Conversion Ratio and the kind of
                                            securities issuable upon the
                                            conversion of the Series B Preferred
                                            Stock after giving effect to such
                                            adjustment, and shall cause copies
                                            of such certificate to be mailed (by
                                            first class mail postage prepaid) to
                                            each holder of Series B Preferred
                                            Stock promptly after each
                                            adjustment.

                                    (e) Full Consideration. All shares of Common
                                    Stock which shall be issued upon the
                                    conversion of any Series B Preferred Stock
                                    (which is itself fully paid and
                                    non-assessable) will, upon issuance, be
                                    fully paid and non-assessable. The
                                    Corporation will pay such amounts and will take such other action as may be necessary from time to time so that all shares of Common Stock which shall be issued upon the conversion of any Series B Preferred Stock will, upon issuance and without cost to the recipient, be free from all pre-emptive rights, taxes, liens and charges with respect to the issue thereof.

                                    (f) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

                                    (g) Cancellation of Series B Preferred
                                    Stock. No share of Series B Preferred Stock acquired by the Corporation upon conversion, redemption or purchase shall be reissued and all such shares shall be canceled, retired and returned to the status of authorized and unissued shares of undesignated preferred stock. The Corporation may take such appropriate corporate action to reduce the authorized number of Series B Preferred Stock accordingly.


                                   ARTICLE VI
                                Preemptive Rights

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock which may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                                   ARTICLE VII
                              Repurchase of Shares

         The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                                  ARTICLE VIII
                   Meetings of Stockholders; Cumulative Voting

         A. Action by Written Consent. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

         B. Special Meetings. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

         C. Cumulative Voting. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

         D. Place of Meetings. Meetings of stockholders may be held at such place as the bylaws may provide.


                                   ARTICLE IX
                      Notice for Nominations and Proposals

         A. Nominations and Proposals. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

         B. Form of Notice. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in this Restated Certificate to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

         C. Determination of Adequacy of Notice. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.


                                    ARTICLE X
                                    Directors

         A. Number and Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

         B. Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

         Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

         Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.


                                   ARTICLE XI
                              Removal of Directors

         Notwithstanding any other provision of this Restated Certificate or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.


                                   ARTICLE XII
                          Acquisition of Capital Stock

         A.  Definitions.  For the purpose of this Article:
             -----------

                  (1) The term "Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

                  (2) The term "acting in concert" shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

                  (3) The term "acquire," "acquisition" or "acquiring" with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

                  (4) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  (5) The term "Common Stock" means all Common Stock of the Corporation and any other securities issued by the Corporation (other than the Warrants) which are treated as stock for purposes of Section 382 of the Code.

                  (6) The term "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market rice on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

                  (7) The term "own," "owing," "ownership" or "owning" refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder (except insofar as such attribution would be inconsistent with provisions of this Article XII relating to Warrants).

                  (8) The term "Person" shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the
         Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock or Warrants, and any other person who is a member of such group.

                  (9) The term "Transfer Agent" shall mean the transfer agent with respect to the Common Stock nominated and appointed by the Board of Directors from time to time.

                  (10) The term "Warrant" shall mean any securities issued or assumed by the Corporation, or any securities issuable by the Corporation in respect to issued securities which are convertible into, or which include the right to acquire, shares of Common Stock, whether or not the right to make such conversion or acquisition is subject to any contingencies, including, without limitation, warrants, options, calls, contracts to acquire securities, convertible debt instruments or any other interests treated as an option pursuant to Section 382(l)(3) of the Code.

                  (11) The term "Warrant Agent" shall mean any warrant agent for any Warrants nominated and appointed by the Board of Directors from time to time.

         B.  Acquisition of Control Shares.
             -----------------------------

                  (1) If, at any time during the ten years from the effective date of this Restated Certificate, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

                  (2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of:

                           (i) the date that any person becomes the beneficial
                  owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or

                           (ii) the date (the "Reference Date") one day prior to
                  the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System ("NASDAQ/NMS"); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

         C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

         D. Construction. A majority of the Continuing Directors, as defined in
Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership,
(3) the application of any other definition or operative provision of this
Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

         E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                  ARTICLE XIII
                    Approval of Certain Business Combinations

         The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

         A.  Required Affirmative Vote.
             -------------------------

                  (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following:

                           (a) any merger or  consolidation of the  Corporation
                  or a subsidiary of the Corporation
                  with or into a Related person (as hereinafter defined);

                           (b) any sale, lease, exchange, transfer or other
                  disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

                           (c) any merger or  consolidation of a Related Person
                  with or into the  Corporation or a
                  subsidiary of the Corporation;

                           (d) any sale, lease, exchange, transfer or other
                  disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

                           (e) the issuance of any securities of the Corporation
                  or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation;

                           (f) the  acquisition  by the  Corporation  or a
                  subsidiary  of the  Corporation  of any
                  securities of a Related Person;

                           (g) any reclassification of the Common Stock of the
                  Corporation, or any recapitalization involving the Common Stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and

                           (h) any agreement, contract or other arrangement
                  providing for any of the transactions described in this
                  Article XIII.

                  (2) Such affirmative vote shall be required notwithstanding any other provision of this Restated Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this
         Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

                  (3) The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

         B. Exceptions. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of this Restated Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

         C. Definitions. For the purposes of this Article XIII the following definitions apply:

                  (1) The term "Related Person" shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its "affiliates" or "associates" (as those terms are defined in the Act) "beneficially owns" (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the Common Stock of the Corporation; and (ii) any "affiliate" or "associate" (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term "Related Person" shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the Common Stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

                  (2) The term "Substantial Part" shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

                  (3) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board.

                  (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.


                                   ARTICLE XIV
                       Evaluation of Business Combinations

         In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.


                                   ARTICLE XV
                                 Indemnification

         Any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this
Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                   ARTICLE XVI
                       Limitations on Directors' Liability

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation law of the State of Delaware is amended after the date of filing of this Restated Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                  ARTICLE XVII
                               Amendment of Bylaws

         In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of this Restated Certificate or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.


                                  ARTICLE XVIII
               Amendment of Restated Certificate of Incorporation

         Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation.


         WE, THE UNDERSIGNED, do hereby certify that the Corporation has not received any payment for any of its stock and that this Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware as of the ____ day of October, 2001.

ACOLA CORP.



By:
   -----------------------------------------
      Robert B. Dillon, President


ATTEST.



By:
   -----------------------------------------
      Samuel M. Skipper, Secretary





                                    EXHIBIT B

===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                          SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) October 15, 2001


                                   ACOLA CORP.
                         (formerly MegaChain.com, Ltd.)
               (Exact name of registrant as specified in its charter)

                                    Delaware
           (State or other jurisdiction of incorporation or organization)

            000-30264                                  11-3177042
     (Commission File Number)              (IRS Employer Identification Number)


                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074
                      (Address of principal executive offices)

                                 (713) 773-3284
                 (Registrant's telephone number, including area code)





===============================================================================

Item 1.  Changes in Control of Registrant

General

         On October 15, 2001, MegaChain.com, Ltd., a Delaware corporation ("MegaChain") and Acola Corp., a Delaware corporation ("Acola"), completed the transactions contemplated by the Agreement and Plan of Reorganization (the "Agreement") dated September 18, 2001 and attached hereto as Exhibit "A," pursuant to which MegaChain acquired 100% of the equity interests in Acola with Acola changing its name to MGCL Acquisition Corp. and continuing as a wholly-owned subsidiary of MegaChain. On the 12th day of October 2001 MegaChain changed its name to Acola Corp. ("Acola" or the "Registrant" or the "Company"). Acola has entered into an agreement to acquire the exclusive, 20 year Mexico distribution rights ("Rights") to Anvirzel(TM) and all of its related and derivative products ("Products"). Anvirzel(TM) is a unique, patented, botanical drug for the treatment of certain cancers, HIV/AIDS, and Hepatitis C (see Item 5 below). As a result of the acquisition, the former equity holders of Acola now own approximately 99.9% of the voting stock of MegaChain, which has changed its name to Acola Corp. The acquisition did not require the approval of stockholders of MegaChain and the name change was previously approved by the stockholders of MegaChain.

         As provided for in the Agreement, upon completion of the transaction, Robert B. Dillon was appointed as the new President, Chief Executive Officer and director and Samuel M. Skipper as the new Chairman of the Board, Secretary and director. The previous officers and directors thereby resigning.

         Because of the change in ownership of voting stock and the composition of the board after the acquisition, there was a change in control of MegaChain upon completion of the acquisition.

         Upon completion of the acquisition, all of the outstanding equity interests and commitments to issue equity interests of Acola were converted into:

                  o 15,000,000 shares of MegaChain common stock;

                  o 100 shares of Series A Convertible Preferred Stock of MegaChain, $.0001 par value, convertible into 2,000,000 shares of Acola common stock (or 20,000 shares of Class B common stock for each share of preferred stock)

                  o 150,000 shares of Series B Convertible Preferred Stock of MegaChain, $.0001 par value, convertible into 15,000,000 shares of Acola common stock (or 100 shares of common stock for each share of preferred stock).

         The MegaChain Series B preferred stock gives the holder thereof the right to vote together with the MegaChain common stock. Each of the 100 shares of MegaChain Series A preferred stock issued in the acquisition entitles the holder thereof to 2,000,000 votes on all matters, except as otherwise required by law, with the MegaChain common stock.

         The MegaChain Series B preferred stock was issued in the acquisition because the Certificate of Incorporation of MegaChain currently authorizes MegaChain to issue 30,000,000 shares of common stock and 5,000,000 shares of preferred stock, the latter with such powers and preferences as the board of directors of MegaChain shall determine. As of June 30, 2001, MegaChain had 348,800 shares of common stock issued and 305,050 shares of common stock outstanding. Therefore, the MegaChain Series B preferred stock, convertible into 15,000,000 shares of common stock, was issued because of the lack of a sufficient number of shares of MegaChain common stock authorized and available for issuance in the acquisition.

         The MegaChain Series A preferred stock was issued in the acquisition because the Certificate of Incorporation of MegaChain does not currently authorize MegaChain to issue Class B super voting common stock. Therefore, the MegaChain Series A preferred stock, convertible into 2,000,000 shares of Class B common stock, was issued as a substitute until the Certificate of Amendment of MegaChain can be amended to authorize the issuance of Class B common stock that will entitle the holder of each share to 100 votes on all matters, except as otherwise required by law, with the common stock.

Acola

         Acola was established on July 10, 2001. Pursuant to the Exclusive Distribution Agreement effective October 18, 2001 between the Company and
Ozelle Pharmaceuticals, Inc. Acola has contracted for the exclusive, 20 year Mexico distribution rights ("Rights") to Anvirzel(TM) and all of its related and derivative products ("Products"). Anvirzel(TM) is a unique, patented, botanical drug for the treatment of certain cancers, HIV/AIDS, Hepatitis C and certain other viral and autoimmune/inflammatory diseases. With the assistance of Sr. Alfonso Romo Garza, CEO of Pulsar Internacional, S.A. de C.V., Acola has contracted with Corporacion Empresarial de Inversiones, S.A.
de C.V. (CEI) its strategic Mexico partner, which will be directly responsible for securing Acola a Mexican governmental contract. CEI will also assist Acola in structuring or securing an appropriate system for the wide scale marketing and distribution of the Products in Mexico for the benefit of Mexican and other patients through hospitals, clinics and selected oncologists and other physicians throughout Mexico. In coordination with CEI, Acola also intends to design and implement a comprehensive, Internet intensive marketing campaign to facilitate access to Anvirzel(TM) in Mexico for the millions of prospective patients throughout the world suffering from the various types of cancer, HIV/AIDS, Hepatitis C, and other serious illnesses which respond to Anvirzel(TM).

MegaChain.com, Ltd.

         MegaChain can provide any company with an Internet presence, a powerful, cost effective means of advertising and selling its product or service through the use of an innovative software suite combining multi-level marketing techniques and the use of personalized E-mail messages offering valuable product incentives.

         E-mail received from a friend, relative or business acquaintance has a greater likelihood of being read than does unsolicited E-mail. MegaChain's clients have the unique advantage of having their advertisements sent by agents to a group of individuals with whom the agent has a personal relationship and whom the agent believes may have an interest in the content of the advertisement. The advertiser only pays for certified referrals (an individual registering on the advertiser's web page as a result of the MegaChain system).

         Individuals who register as agents with MegaChain can earn commissions by forwarding promotional e-mails to their friends and acquaintances. Each recipient of the E-mail may also register as an agent with MegaChain and earn commissions through the same process. Furthermore, companies with pre-existing databases, such as list brokers and Internet Service Providers, can themselves become Agents, and secure an additional revenue stream.

         It is intended that an amendment of the Certificate of Incorporation of MegaChain will be proposed to MegaChain stockholders for amendment to increase the number of shares of common stock that MegaChain is authorized to issue and authorize the issuance of Class B common stock. If the Certificate of Incorporation is so amended, all outstanding shares of the MegaChain preferred stock issued in the acquisition will be automatically converted into MegaChain common stock by their terms. The former holders of equity interests in Acola as majority stockholders of MegaChain and the newly elected board of directors of MegaChain have the power to cause such an amendment to be adopted and approved which will occur at a special meeting of MegaChain stockholders.

         The acquisition will be accounted for as a reverse acquisition of MegaChain by Acola under the purchase method. As a result, the historical financial statements of Acola prior to the acquisition will become the financial statements of the registrant, and the results of operations of MegaChain will be combined with Acola effective with the acquisition.

Item 2.  Acquisition or Disposition of Assets

         See discussion under Item 1 above. For more information concerning the acquisition, please see (i) the Agreement which has been filed as an exhibit, and (ii) the information set forth in the Information Statement, dated October 25, 2001 and filed with the Securities and Exchange Commission on October 26, 2001, pursuant to Section 14(f) of the Securities Exchange Act of 1934 and SEC Rule 14f-1.


Item 4.  Changes in Registrant's Certifying Accountant

         1. i. Registrant's primary accountant, Cogen Sklar, LLP, was dismissed by the Company on October 22, 2001.

                           ii. No reports on the financial statements prepared
                  by Cogen Sklar, LLP over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

                           iii.The decision to change accountants was approved
                 by the Board on October 22, 2001.

                           iv. During the registrant's two most recent fiscal
                  years, there were no disagreements with Cogen Sklar, LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2. i. The registrant retained the services of the accounting firm of Harper and Pearson Company on October 22, 2001 as their principal accountant.

                           ii. The registrant did not contact the new accountant
                  prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                           iii.The  registrant  did not  contact  the new
                  accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

         3. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Cogen Sklar, LLP and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Such letter will be filed with the Commission upon receipt by the registrant, but not later than ten days following the filing of this report.

ITEM 5.  OTHER EVENTS

         As of the 18th day of October, 2001 the Company entered into an Exclusive Distribution Agreement with Ozelle Pharmaceuticals, Inc., a Nevada corporation ("Ozelle") whose address is 11825 IH 10 West, Suite 213, San Antonio, Texas 78230. Ozelle has developed and manufactures Anvirzel(TM) and other pharmaceutical products for the treatment of cancer and other diseases.

         For the sum of US$2,006,000, Ozelle granted to the Company (i) the exclusive distribution rights to Anvirzel(TM) in the Republic of Mexico, and
(ii) 236,000 shares of common stock of Ozelle.

         A copy of the Exclusive Distribution Agreement is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

                  4        --       Agreement and Plan of Reorganization
                                    (without exhibits and schedules).

                  16       --       Letter re change in certifying accountant.

                  99.1     --       Exclusive Distribution Agreement

                  99.2     --       Press Release



                           Forward-Looking Statements

         The information in this Form 8-K includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Acola includes this statement for the express purpose of availing itself of the protections of these safe harbor provisions with respect to all of the forward-looking statements Acola makes. The forward-looking statements in this Form 8-K reflect Acola's current views with respect to possible future events and financial performance. They are subject to certain risks and uncertainties, including without limitation the absence of significant revenues, financial resources, significant competition and those other risks and uncertainties discussed herein that could cause Acola's actual results to differ materially from its historical results or those that Acola hopes to achieve. In this Form 8-K, the words, "anticipates," "plans," "believes," "expects," "intends," "future" and similar expressions identify certain forward-looking statements. Please do not place undue reliance on the forward-looking statements contained in this Form 8-K. Acola undertakes no obligation to announce publicly revisions Acola may make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this Form 8-K. All written and oral forward-looking statements made subsequent to the date of this Form 8-K and attributable to Acola or persons acting on its behalf are expressly qualified in their entirety by this section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Acola Corp.



                                          By:/s/Robert B. Dillon
                                             ----------------------------------
                                                Robert B. Dillon, President
                                                and Chief Executive Officer


Date:  November 2, 2001


                                  EXHIBIT C

                              LETTER OF TRANSMITTAL

                     To Accompany Certificates Representing
                               Shares of Stock of

                               MEGACHAIN.COM, LTD
                            (a Delaware Corporation)

              Converted into a Right to Receive Shares of Stock of

                                  ACOLA CORP..
                            (a Delaware Corporation)

                           Pursuant to the Name Change
                          of MegaChain.com, Ltd. Corp.

                   Surrender Certificates for Shares of Stock
                           of MegaChain.com, Ltd. to:

                        ATLAS STOCK TRANSFER CORPORATION

By Mail:                                             By Hand:
5899 South State Street                              5899 South State Street
Salt Lake City, Utah 84107                           Salt Lake City, Utah 84107
Attention: Pam Gray                                  Attention: Pam Gray

                              For information call:
                                 (801) 266-7151

         The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If Company Certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

-------------------------------------------------------------------------------------------------------------------
                 DESCRIPTION OF COMPANY CERTIFICATES SURRENDERED
-------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of                                              Company Certificate(s) Enclosed
Registered Owner(s)                                                     (Attach additional
(Please fill in, if blank)                                              list if necessary)
-------------------------------------------------------------------------------------------------------------------

                                                                                                    Total Number
                                                                             Company                  of Shares
                                                                           Certificate             Represented by
                                                                            Number(s)                  Company
                                                                                                   Certificate(s)


                                                                             Total Shares:____________________

-------------------------------------------------------------------------------------------------------------------

                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Gentlemen:

         The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") representing shares of common stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock of MegaChain.com, Ltd. (collectively the "Company Stock"), for cancellation in exchange for one share of common stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock (collectively, "Acola Stock"), of Acola Corp.. ("Acola") at the exchange ratio of one share of Acola Stock for each share of Company Stock surrendered hereby, pursuant to a name change of the Company into Acola (the "Name Change") effective April 10, 2000 (the "Effective Date"). The undersigned understands that the exchange of Company Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Stock surrendered hereby.

         The undersigned understands that a certificate representing Acola Stock will be sent by mail as soon as practicable following the receipt of the Company Stock and this Letter of Transmittal or delivered by other reasonable procedure requested by the undersigned and agreed to by Acola.

         Please issue and deliver the certificate representing the number of shares of Acola Stock to which the undersigned is entitled in exchange for the Company Stock surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration Instructions" or "Special Delivery Instructions" below.


SPECIAL REGISTRATION
INSTRUCTIONS   (See Instruction 2 below)

COMPLETE ONLY if the Acola Certificates are to be registered in the name of, and are to be sent to, a person OTHER than the name(s) of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED."

Issue and mail certificate to:

Name ______________________________
(Please Print)

Address ___________________________

-----------------------------------
(Include Zip Code)

-----------------------------------
(Signature)

-----------------------------------
(Tax Identification or Social
Security Number)
(See Substitute Form W-9)


SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 2 below)

COMPLETE ONLY if the Acola Certificates are to be issued in the name of the undersigned, but are to be sent OTHER than to the address of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED" or, if the box immediately to the left is filled in, OTHER THAN to the address appearing therein.

Mail or deliver to:

Name _____________________________
(Please Print)

Address __________________________

----------------------------------
(Include Zip Code)

----------------------------------
(Tax Identification or Social
Security Number)
(See Substitute Form W-9)



         The undersigned hereby warrants to Acola that the undersigned has full power and authority to submit, sell, assign and transfer the Company Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Company Certificates.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.



         SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)

-------------------------------------------------------------------------------

                       (Signature(s) of Shareholder(s)
Dated:____________________________________________________________________ ,2001

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Company Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and 3)

Name(s):_______________________________________________________________________

-------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title) _________________________________________________________

Address _______________________________________________________________________
                                            (include Zip Code)

Area Code and Tel.  No.  ______________________________________________________
Tax Identification or
Social Security No.  __________________________________________________________

                            Guarantee of Signature(s)
                               (See Instruction 2)

Authorized Signature __________________________________________________________

Name __________________________________________________________________________
                             (Please Type or Print)

Name of Firm __________________________________________________________________

Address _______________________________________________________________________

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Tel.  No.  ______________________________________________________
Dated: ___________________________________________________________________, 2001

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments made pursuant to the Name Change. Please review the Instructions and the information provided under "Important Tax Information" in this Letter of Transmittal.


                                  INSTRUCTIONS

_________1. Delivery of Letter of Transmittal and Company Certificates. Company Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to the Transfer Agent at the address shown on the face of this Letter of Transmittal. If any of the Company Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Company Certificates. The method of delivery of this Letter of Transmittal, the Company Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by the Transfer Agent. A Letter of Transmittal, the Company Certificates and any other required documents must be properly received by the Company, in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the Company Certificates to pass to Acola. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

_________2. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Company Certificate(s) are surrendered (i) by the registered holder of Company Stock who has not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

_________3. Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Company Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Company Certificates without alteration, enlargement or any change whatsoever.

_________If any Company Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

_________If this Letter of Transmittal or any Company Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to Acola of such person's authority so to act.

_________4. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of Company Certificates hereunder will be determined by Acola as the successor to the Company. Acola reserves the right to waive any irregularities or defects in the surrender of any Company Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

_________5. Special Delivery Instructions. Indicate the name and address of the person(s) to which Acola Certificates are to be issued or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

_________6. Additional Copies. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Pam Gray at Atlas Stock Transfer Corporation located at: 5899 South State Street, Salt Lake City, Utah 84107.

         7. Inadequate Space. If the space provided on this Letter of Transmittal is inadequate, the Company Certificate numbers and numbers of Company Stock should be listed on a separate signed schedule affixed hereto.

         8. Letter of Transmittal Required; Surrender of Company Certificates; Lost Company Certificates. A shareholder will not receive any Acola Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to the Transfer Agent, together with the Company Certificates representing such Company Stock and any required accompanying evidences of authority in form satisfactory to the Transfer Agent. If the Company Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Transfer Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Company Certificates.

         9. Substitute Form W-9. Each shareholder is required to provide Acola with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to indicate that he is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on the payment. The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and Acola is not provided with a TIN within 60 days, Acola will, withhold 31% of all payments of such cash thereafter until a TIN is provided to Acola.


                            IMPORTANT TAX INFORMATION

         Under United States federal income tax law, a shareholder is required to provide Acola with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If Acola is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

         If backup withholding applies, Acola is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify Acola of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

What Number to Give Acola

         The shareholder is required to give Acola the Social Security number or employer identification number of the record owner of the Company Certificates. If the Company Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                           PAYER'S NAME: ACOLA CORP..

-------------------------------------------------------------------------------



SUBSTITUTE                             FORM W-9 Part 1 PLEASE PROVIDE YOUR TIN
                                       IN THE SPACE BELOW AND CERTIFY BY SIGNING
                                       AND DATING PART 3.

                                       Social Security Number _________________
                                       OR
                                       Employer Identification Number__________

-------------------------------------- ----------------------------------------
-------------------------------------- ----------------------------------------
DEPARTMENT OF THE Part 2 Check the box if you are NOT subject to back up withholding under TREASURY INTERNAL the REVENUE SERVICE provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1)
                                       you have
                                       not been  notified that you are subject
                                       to backup  withholding  as a result of
                                       failure to
                                       report all  interest or  dividends  or
                                       (2) the  Internal  Revenue  Service has
                                       notified you that
                                       you are no longer subject to backup
                                       withholding                      |_|

-------------------------------------- ----------------------------------------
-------------------------------------- ----------------------------------------
PAYERS REQUEST FOR Part 3___CERTIFICATION - Under penalties of perjury, I certify that the TAXPAYER IDENTIFICATION information NUMBER ("TIN") provided on this form is true, correct and complete.


                                  Signature: ________________________________

                                  Date:______________________________________
                                                   Awaiting TIN?           |_|



-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT.
         PLEASE  REVIEW   ENCLOSED   GUIDELINES  FOR CERTIFICATION  OF TAXPAYER
         IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.